UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              ------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest event reported) June 13, 2006
                                 -----------------

                       Alliance Distributors Holding Inc.
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                 (Exact Name of Registrant as Specified in Charter)

        Delaware                 000-32319               33-0851302
     (State or Other         (Commission File          (IRS Employer
     Jurisdiction of              Number)           Identification No.)
     Incorporation)


                   15-15 132nd St., College Point, New York 11356
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                (Address of Principal Executive Offices) (Zip Code)

                                 (718) 747-1500
                                --------------------
                 Registrant's telephone number, including area code

           -------------------------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01.   Entry into a Material Definitive Agreement

On June 13, 2006, Alliance Distributors Holding Inc. (the "Company") as lessee entered into a lease agreement for approximately 7,000 square feet of space located at 2310 NW 102 Place, Miami, Florida, of which approximately 5,000 and 2,000 square feet will be used for warehouse and showroom/office space, respectively. The lease has a five-year term commencing on June 1, 2006. The annual base rent is $56,400 for the first two years of the term (payable in monthly payments of $4,700), and increases 2.0% on June 1st of each year beginning with June 1, 2008.

In addition, the Company must pay condominium maintenance fees (currently $600 per month), real property taxes (currently $800 per month) and all applicable sales taxes.

The foregoing summary of the lease agreement is qualified in its entirety by reference to the form of lease agreement filed as an exhibit to this Report.

ITEM 9.01. Financial Statements and Exhibits

      (d) Exhibits


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              Exhibit                           Description
              -------                           -----------

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10.1                                 Form of Lease Agreement between
                                     the Company and Sand Bar Properties, LLC, dated June 13, 2006.
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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


ALLIANCE DISTRIBUTORS HOLDING INC.
Registrant


Date:  June 15, 2006
                                                    By /s/ Jay Gelman
                                                    ----------------------------
                                                    Jay Gelman, CEO


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

                                  EXHIBIT INDEX
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              Exhibit                           Description
              -------                           -----------

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10.1                                 Form of Lease Agreement between
                                     the Company and Sand Bar Properties, LLC, dated June 13, 2006.
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